CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the reference to us under the heading "General Information" included in the Registration Statement on Form N-1A for Litman Gregory Masters Alternative Strategies Fund.

/s/ PricewaterhouseCoopers LLP

San Francisco, California
September 2, 2011